Exhibit 99.2

Legend International Holdings Inc
and Paradise Phosphate Ltd
(“Grantor”)

and

Queensland Phosphate Pty Limited ACN 609 384 894
 (“Secured Party”)

General Security Deed

TABLE OF CONTENTS
Page no.

1	Definitions and interpretation	3
1.1	Definitions	3
1.2	Interpretation	7
1.3	Incorporation of other defined terms	8
1.4	PPSA incorporated definitions	8
1.5	Consents and Opinion	8

2	Grant of Security Interest	8
2.1	Security Interest	8
2.2	Non-PPSA Collateral	9
2.3	Priority of Security Interest	9
2.4	Secured Money	9
2.5	Consideration	9
2.6	Variations	9

3	Dealing with Collateral	9
3.1	Encumbering Collateral	9
3.2	Restricted dealings with Collateral	10
3.3	Disposal of Circulating Assets and Collateral which is not a Restricted Asset	10
3.4	Restrictions on rights to deal	10

4	Discharge	11
4.1	Discharge	11
4.2	Final discharge	11

5	General representations and warranties	12
5.1	Representations and warranties	12
5.2	Reliance	12
5.3	Representations and warranties repeated	13

6	Undertakings	13
6.1	Performance under the Transaction Documents	13
6.2	Default	13
6.3	Information	13
6.4	Rates and taxes	13
6.5	Insurance	13
6.6	Title Documents	14
6.7	Secured Property	14
6.8	After-acquired property	14
6.9	Control	15
6.10	Correct information	15
6.11	Term of undertakings	15

7	Collection Account	15
7.1	Collection Account	15
7.2	Operation of Collection Account	15
7.3	Collection Account - further assurances	15
7.4	Collection of book debts	15
7.5	Collection of book debts following an Event of Default	15

8	Further Assurances	16

9	Personal Property Securities Law	16

10	Enforcement	17
10.1	Powers on enforcement	17
10.2	Receivership	17
10.3	Terms of Receivership	17
10.4	Agency of Receiver	17
10.5	Status of Receiver after commencement of winding-up	17
10.6	Powers on Enforcement	17
10.7	Termination	20

11	Power of Attorney	20

12	Inspection	20

13	Statutory Powers	21
13.1	Powers in augmentation	21
13.2	Notice not required	21

14	Application and receipts of money	21
14.1	Order of application	21
14.2	Amounts contingently due	22

15	Other Security Interests over Collateral	22

16	Protection	22
16.1	Protection of Enforcing Party	22
16.2	Protection of third parties	23

17	Indemnities	23
17.1	General indemnity	23
17.2	Stamp duty indemnity	23
17.3	Continuing indemnities and evidence of loss	24

18	Taxes, costs and expenses	25
18.1	Taxes	25
18.2	Costs and expenses	25
18.3	GST	Error! Bookmark not defined.

19	Saving provisions	25
19.1	Amounts payable on demand	25
19.2	Continuing security	26
19.3	No merger of security	26

20	Severability and Collateral	26
20.1	Severability of provisions	26
20.2	Restricted Collateral	26

21	Supervening Legislation	26
21.1	General	26
21.2	Personal Property Securities Act	27

22	Notices	27
22.1	Method	27
22.2	Receipt	27
22.3	Address of parties	28
22.4	Requirement for written notice	28

23	General	28
23.1	Governing law and jurisdiction	28
23.2	Reinstatement of Rights	28
23.3	Attorneys	29
23.4	Amendment	29
23.5	Assignment	29
23.6	Waivers	29
23.7	Costs	29
23.8	Further assurances	29
23.9	Counterparts	29
23.10	Electronic delivery of document	29

SCHEDULE 1: PARTY DETAILS	31

SCHEDULE 2: SPECIFICALLY IDENTIFIED PROPERTY	32

SCHEDULE 3 - CONTROLLABLE PROPERTY	33

SCHEDULE 4: PROPERTY LOCATED OVERSEAS	34

THIS DEED is made on	2015

PARTIES

The parties set out in schedule 1 to this Deed
(the “Grantor”)

and

Queensland Phosphate Pty Limited ACN 609 384 894
67 Penkivil St, Bondi  NSW  2026
(“Secured Party”)

BACKGROUND

This Deed is given to secure payment of amounts owing by the Obligors to the Secured Party.

AGREED TERMS

1	Definitions and interpretation

1.1	Definitions

In this Deed, unless the context requires otherwise:

“Attorney” means any attorney appointed under this Deed or any Transaction Document.

“Authorisation” includes:

(a)	any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Government Agency; or

(b)
in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

“Authorised Officer” means:

(a)
in respect of the Grantor, any director or company secretary, or any person from time to time nominated as an Authorised Officer by it by a notice to the Secured Party accompanied by certified copies of signatures of all new persons so appointed; and

(b)
in respect of the Secured Party, any director or company secretary, or any person from time to time nominated as an Authorised Officer by it by a notice to the Grantor accompanied by certified copies of signatures of all new persons so appointed.

“Collateral” means the property subject to the security interest granted under this Deed.

“Collection Account” means any account opened with an authorised deposit-taking institution, in the name of the Grantor and the Secured Party and designated by the Secured Party as the collection account for the purposes of this Deed.  If there is a change of authorised deposit-taking institution at which the relevant account is held, it includes any account into which money credited to the Collection Account is transferred.

“Convertible Bond” means a convertible bond issued under and pursuant to the Primary Agreement.

“Enforcing Party” means the Secured Party, or any Receiver, agent, administrator, Attorney or Controller appointed under this Deed, any Transaction Document or any applicable law.

“Event of Default” has the meaning given to that term in the Primary Agreement.

“Excluded Tax” means a Tax imposed on the overall net income of the Secured Party.

“Intellectual Property” means all intellectual and industrial property rights of whatever nature (whether or not registered or registrable) including, but not limited to:

(a)	patents, copyright, designs, trade marks and the right to have confidential information kept confidential; and

(b)	any application or right to apply for registration of any of the rights in clause (a) and all renewals and extensions of those rights;

“Lease” means an agreement under which a person (other than the owner) may exclusively possess, use, exploit, manage and/or operate an asset, including without limitation a lease, licence, hire purchase, charter or other hiring arrangement.

“Liability” means any debt or other monetary liability or penalty, fine or payment or any damages, losses, costs, break costs, charges, outgoings or expenses of whatever description.

“Loss” means a loss, claim action, damage, Liability, compensation, outgoing or payment suffered, paid or incurred.

“Marketable Securities” has the meaning given to the term in section 9 of the Corporations Act.

“Material Documents” mean:

(a)	the Primary Agreement; and

(b)	each Convertible Bond.

“Non-PPSA Collateral” means Collateral in relation to which for any reason the PPSA does not apply to the security interest granted under this Deed.

“Obligor” means:

(a)	the Grantor; and

(b)	any other party which provides a Transaction Security.

“Power” means a power, right, authority, discretion or remedy which is conferred on the Secured Party, or any Controller or Attorney:

(a)	by this Deed or any other Transaction Security; or

(b)	by law in relation to this Deed or any other Transaction Security.

“PPSA” means the Personal Property Securities Act 2009 (Cth).

“Primary Agreement” means the convertible bond and subscription deed dated on or about the date of this Deed and entered into between, amongst others, the Secured Party and the Grantor.

“Public Authority” means the Crown, any government and any governmental, semi governmental, public administrative regulatory or judicial entity. It includes a Minister, a statutory corporation, a self regulatory organisation or supervisory authority established by statute and any market licensee of a financial market (as defined in Chapter 7 of the Corporations Act) and any overseas stock or futures exchange.

“Receiver” means a receiver or receiver and manager appointed under this Deed or any other Transaction Security.

“Restricted Asset” means, at any time, all of the Grantor’s present and future right, title and interest in:

(a)	any freehold or leasehold property or any other interest in real property, including each fixture, structure or improvement on land or fixed to it;

(b)	any capital (including called or uncalled and paid or unpaid) or premiums of the Grantor;

(c)	any goodwill;

(d)	any Security Interest over any real or personal property or any Guarantee;

(e)	any plant, equipment and machinery with a value of $5,000 or greater;

(f)	any insurance policies and the proceeds of any claim under those policies;

(g)	any book and other debts and any Collection Account;

(h)	any Marketable Securities;

(i)	any Intellectual Property;

(j)	any interest in a partnership in which the Grantor is a partner;

(k)	any interest in a joint venture in which the Grantor is a joint venturer;

(l)	any Material Documents;

(m)	any Title Document and any other documents evidencing a right to the possession of any real or personal property which the Grantor deposits with the Secured Party at any time and for any reason;

(n)	any securities and any other documents (whether or not negotiable), that the Grantor deposits with the Secured Party at any time and for any reason;

(o)	any books of account, invoices, statements, ledger cards, computer software and records and other media relating to the Grantor’s business transactions;

(p)	any legal or equitable interest (however arising) of the Grantor in any phosphate mining tenements, any related statutory grant or licence and any related right or licence; and

(q)	any other assets that are not acquired for disposal in the ordinary course of the Grantor’s business.

“Secured Moneys” means all debts and monetary Liabilities of each Obligor to the Secured Party under or in connection with any Transaction Document and in any capacity irrespective of whether the debts or liabilities:

(a)	are present or future;

(b)	are actual, prospective, contingent or otherwise;

(c)	are at any time ascertained or unascertained;

(d)	are owed or incurred by or on account of an Obligor alone, or severally or jointly with any other person;

(e)	are owed to or incurred for the account of the Secured Party alone, or severally or jointly with any other person;

(f)	are owed to any other person as agent (whether disclosed or not) for or on behalf of the Secured Party;

(g)
are owed or incurred as principal, interest, fees, charges, taxes, duties or other imposts, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

(h)	are owed to or incurred for the account of the Secured Party directly or as a result of:

(i)	the assignment to the Secured Party of any debt or liability of an Obligor; or

(ii)	any other dealing with any such debt or liability;

(i)	are owed to or incurred for the account of the Secured Party before the date of this Deed, before the date of any assignment of this Deed to the Secured Party by any other person or otherwise; or

(j)	comprise any combination of the above,

other than debts or liabilities excluded by the Secured Party in writing.

“Security Interest” means an interest or power:

(a)	reserved in or over any interest in any asset including, but not limited to, any retention of title; or

(b)	created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge (whether fixed or floating), hypothecation, lien, pledge, caveat, trust or power,

by way of, or having similar commercial effect to, security for the payment of a debt or any other monetary obligation or the performance of any other obligation and includes, but is not limited to, any agreement to grant or create any of the above.  It also includes a security interest within the meaning of s 12 of the PPSA.

“Specifically Identified Property” means the categories of property described in schedule 2 to this Deed.

“Title Document” means any present or future original, duplicate or counterpart:

(a)	certificate or document of title;

(b)	certificate or document relating to title; or

(c)	certificate or document relating to use, possession, disposition, devolution or acquisition of property,

including, but not limited to, any real property certificate of title, grant, conveyance, assurance, deed, map, plan, survey, will, probate, abstract of title, insurance policy, certificate of currency, valuation or report relating to the Collateral.

“Transaction Documents” means:

(a)	each Transaction Security;

(b)	each Material Document;

(c)	a document or agreement entered into or provided under or in connection with, or for the purpose of amending or novating, any of the above; and

(d)	any document which the Grantor and the Secured Party agree in writing is a Transaction Document.

“Transaction Security” means this Deed and any other document or agreement at any time created or entered into as security for any Secured Money.

“Unpaid Capital” means any uncalled or unpaid share capital or premiums of the Grantor.

1.2	Interpretation

In this Deed, unless the context requires otherwise:

(a)	the singular includes the plural and vice versa;

(b)	words denoting any gender include all genders;

(c)	where a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(d)	a reference to a party, clause, paragraph, schedule or annexure is a reference to a party, clause, paragraph, schedule or annexure to or of this Deed;

(e)	a reference to this Deed includes any schedules or annexures;

(f)	headings are for convenience and do not affect interpretation;

(g)	a reference to any document or agreement includes a reference to that document or agreement as amended, novated, supplemented, varied or replaced from time to time;

(h)	a reference to “$”, “A$” or “dollar” is a reference to Australian currency;

(i)	a reference to a time is a reference to Australian Eastern Standard Time or Australian Eastern Daylight Time, whichever is appropriate;

(j)	a reference to a party includes its executors, administrators, successors, substitutes (including persons taking by novation) and permitted assigns;

(k)	a reference to writing includes any method of representing words, figures or symbols in a permanent and visible form;

(l)	words and expressions denoting natural persons include bodies corporate, partnerships, associations, firms, governments and governmental authorities and agencies and vice versa;

(m)	a reference to any legislation or to any provision of any legislation includes:

(i)	any modification or re-enactment of the legislation;

(ii)	any legislative provision substituted for, and all legislation, statutory instruments and regulations issued under, the legislation or provision; and

(iii)	where relevant, corresponding legislation in any Australian State or Territory;

(n)	no rule of construction applies to the disadvantage of a party because that party was responsible for the preparation of this Deed or any part of it;

(o)	the words “including”, “for example”, “such as” or other similar expressions (in any form) are not words of limitation;

(p)	a reference to any act of a company includes an act performed in general meeting or on the company’s behalf by its directors, officers, employees, share registrars, accountants, solicitors or agents;

(q)	a reference to a body (including, but not limited to, an institute, association or authority) whether statutory or not:

(i)	which ceases to exist; or

(ii)	whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions; and

(r)	an Event of Default is “subsisting” if it has not been waived in writing by, or remedied to the satisfaction of, the Secured Party.

1.3	Incorporation of other defined terms

Terms which are defined in the Primary Agreement have the same meaning when used in this Deed unless otherwise defined in this Deed, in which case the definition in this Deed prevails.

1.4	PPSA incorporated definitions

Unless the context otherwise requires, the following terms defined in the PPSA have the same meaning in this Deed:

(a)	Amendment Demand;

(b)	Chattel Paper;

(c)	Circulating Asset;

(d)	Financing Statement;

(e)	Financing Change Statement;

(f)	PPS lease; and

(g)	Serial Number.

1.5	Consents and Opinion

Except where expressly stated otherwise in this Deed, the Secured Party may (either wholly, partly and/or conditionally) give or withhold approvals and consents, may be satisfied or unsatisfied, may form opinions, and may exercise its Powers, at (or in) its absolute discretion.

1.6	Heter iska

Each party to this deed acknowledges that this deed is being entered into in accordance with the halachically accepted exemptions on the paying and receiving of interest payments in business transactions known as heter iska.

2	Grant of Security Interest

2.1	Security Interest

The Grantor grants a security interest to the Secured Party in all its present and after-acquired property, including:

(a)	its assets and undertaking and its Unpaid Capital;

(b)	without limiting clause 2.1(a), all Specifically Identified Property (if any); and

(c)	anything in respect of which the Grantor has a sufficient right or interest to grant a security interest under the PPSA or any other law.

2.2	Non-PPSA Collateral

(a)
Subject to clause 2.2(b) and 20.2, in relation to all Non-PPSA Collateral, the security interest granted under this Deed operates as a charge over all of the Grantor’s present and future right, title and interest (legal and equitable) in and to all such Non-PPSA Collateral. The charge:

(i)	is a fixed charge over all the Grantor’s present and future right, title and interest (legal and equitable) in any Non-PPSA Collateral which is a Restricted Asset; and

(ii)	is a floating charge over all other Non-PPSA Collateral.

(b)	The security interest granted under this Deed operates as a mortgage over all the Grantor’s present and future right, title and interest (legal and equitable) in real property.

2.3	Priority of Security Interest

Save and except as provided otherwise in any Transaction Document or save as agreed by the parties in writing, the parties intend that the security interest granted under this Deed takes priority over all other Security Interests over the Collateral.

2.4	Secured Money

The security interest granted under this Deed secures the due and punctual payment of the Secured Money.

2.5	Consideration

The Grantor enters into this Deed in consideration of the Secured Party entering into the Transaction Documents, and for other valuable consideration received.

2.6	Variations

The Grantor acknowledges that the Transaction Documents may be varied or replaced from time to time.

The Grantor confirms that the Secured Money includes any amount payable under any Transaction Document as varied or replaced regardless of:

(a)	the manner by which the Transaction Document is varied or replaced;

(b)	the reasons for the variation or replacement; and

(c)	whether the variation or replacement results in an increase or decrease in the Secured Money or otherwise makes the Transaction Documents more onerous.

3	Dealing with Collateral

3.1	Encumbering Collateral

(a)
Other than with the prior written consent of the Secured Party, the Grantor may not (and may not attempt to, agree to or otherwise take any step to) create or allow to exist any Security Interest over any Collateral except Permitted Securities.

(b)
Where by law a Secured Party may not restrict the creation of any Security Interest over an asset, clause 3.1(a) will not restrict that creation, but before creating that Security Interest the Grantor must use reasonable endeavours to ensure that the holder of that Security Interest enters into a deed of priority in form and substance specified by the Secured Party.

3.2	Restricted dealings with Collateral

Subject to clause 3.3, the Grantor may not in any way (and may not attempt to, agree to or otherwise take any step to):

(a)	create or allow any interest in any Collateral;

(b)	assign or otherwise deal in any way with the Collateral or any interest in it, or allow any interest in it to be varied;

(c)	dispose of or part with possession of any Collateral;

(d)	without limiting clauses (a) and (c), lease or licence the Collateral or any interest in it, or deal with any existing lease or licence (including allowing a surrender or variation); or

(e)	waive any of the Grantor’s rights or release any person from its obligations in connection with the Collateral;

other than:

(f)	with the prior written consent of the Secured Party;

(g)	as expressly permitted by clause 3.3;

(h)	as expressly permitted by the Transaction Documents; or

(i)	pursuant to any Permitted Securities.

3.3	Disposal of Circulating Assets and Collateral which is not a Restricted Asset

Subject to the Transaction Documents and clause 3.4, the Grantor may dispose of or deal with:

(a)	any Circulating Asset; and

(b)	any Collateral which is not a Restricted Asset; and

(c)	any Non-PPSA Collateral subject to a floating charge pursuant to clause 2.2,

in the ordinary course of its ordinary business.

3.4	Restrictions on rights to deal

(a)	Unless the Secured Party otherwise notifies the Grantor in writing, the rights of the Grantor to dispose of or deal with, for any purpose, any and all Collateral immediately cease upon:

(i)	upon the occurrence of an Event of Default which is subsisting;

(ii)	an order being made or a resolution being passed for the winding up of the Grantor; and/or

(iii)	the security constituted by this Deed being enforced in any way.

(b)
Unless the Secured Party otherwise notifies the Grantor in writing, the rights of the Grantor to dispose of or deal with, for any purpose, any item of Collateral immediately cease upon (in relation to that item of Collateral):

(i)	upon the occurrence of an Event of Default which is subsisting;

(ii)	that item of Collateral becoming a Restricted Asset;

(iii)	without the prior written consent of the Secured Party, the Grantor:

(A)	creating or allowing any Security Interest over or interest in;

(B)	selling, Leasing or otherwise disposing of; or

(C)	parting with possession of,

that item of Collateral, or agreeing or attempting to do so or taking any step towards doing so;

(iv)	any Security Interest is enforced or becomes enforceable in respect of that item of Collateral;

(v)
any step being taken (including, without limitation, signing a notice) to create, issue, levy or enforce any distress, attachment, execution, statutory assignment, statutory charge or other similar right or process against or upon that item of Collateral; and/or

(vi)
a notice under section 255 of the Income Tax Assessment Act 1936 (Cth) or Subdivision 260-A of Schedule 1 of the Taxation Administration Act 1953 (Cth) or under similar legislation in respect of the Grantor being signed by, or on behalf of, the Commissioner of Taxation or the Deputy Commissioner of Taxation.

(c)
In relation to Non-PPSA Collateral, clauses 3.4(a) and (b) will apply such that the security interest granted under this Deed will automatically and immediately crystallise and operate as a fixed charge.

(d)	Except where expressly stated, no notice or action by the Secured Party is necessary for this clause 3.4 to apply.

4	Discharge

4.1	Discharge

Subject to clause 4.2, at the written request of the Grantor, the Secured Party must discharge the security interest granted under this Deed if:

(a)	the Secured Moneys have been paid in full; and

(b)	each Obligor has fully observed and performed its obligations under this Deed and each other Transaction Document.

4.2	Final discharge

(a)	The Secured Party is not obliged to discharge the security interest under clause 4.1 if, at the time of the request under clause 4.1, the Secured Party is of the reasonable opinion that:

(i)	an Obligor owes further Secured Moneys contingently or otherwise to the Secured Party; or

(ii)	an Obligor will owe further Secured Moneys to the Secured Party within a reasonable period of time after the date of the request under clause 4.1.

(b)	Clause 4.1 overrides the operation and effect of any other clause to the contrary in this Deed.

(c)	The parties intend that clause 4.2(a)(ii) be severed from this Deed if clause 4.2(a)(ii) is void or unenforceable under applicable law.

(d)	The parties do not intend clause 4.2(c) to exclude the general law of severance from applying to this Deed.

5	General representations and warranties

5.1	Representations and warranties

The Grantor represents and warrants in favour of the Secured Party that all its representations and warranties in each Transaction Document are true and correct or will be true and correct in all respects when made or regarded as having been made and further represents and warrants that:

(a)
(maintenance of assets) it is maintaining the Collateral and its assets in a good state of repair and in good working order consistent with the exercise of that degree of skill, prudence, and good operating practice that would reasonably be expected from a reputable operator of a business similar to the Grantor’s business (other than in relation to fair wear and tear);

(b)
(insurable assets) as at the date of this Deed and on any later date to the extent not otherwise notified to the Secured Party having regard to the nature of the Grantor’s assets, the value of the assets and the cost of insuring each asset, the Grantor does not own any assets which are insured or are otherwise of an insurable nature for the purposes of clause 6.5;

(c)	(control) no person other than the Secured Party has a Security Interest over any part of the Collateral which is perfected by control other than a Permitted Security;

(d)
(priority) without limiting clause 5.1(b), the security interest granted under this Deed is and will with respect to the Collateral, rank ahead of all other Security Interests (other than any  Permitted Securities or as expressly permitted by this Deed or otherwise permitted by the Secured Party in writing);

(e)
(serial numbers): as at the date of the Deed and on any later date to the extent not otherwise notified to the Secured Party in accordance with this Deed, all of its Collateral which comprises Specifically Identified Property is specified in schedule 2 to this Deed and that the information in that schedule is complete and accurate;

(f)
(perfection by control):as at the date of the Deed and on any later date to the extent not otherwise notified to the Secured Party in accordance with this Deed, schedule 3 of this Deed details all of its Collateral with a combined value of greater than $50,000 in relation to which this security interest may be perfected by control other than Marketable Securities issued by the Grantor; and

(g)
(location of assets): as at the date of the Deed and on any later date to the extent not otherwise notified to the Secured Party in accordance with this Deed, schedule 4 of this Deed contains details of all of its Collateral with a value greater than $50,000 located outside Australia.

5.2	Reliance

The Grantor acknowledges that:

(a)
it has not entered into this Deed or any Transaction Document in reliance on any representation, warranty, promise or statement made by the Secured Party or any person on behalf of the Secured Party (except as expressly provided for in any Transaction Document); and

(b)	the Secured Party enters into this Deed and each Transaction Document in reliance on the representations and warranties of the Grantor in this Deed.

5.3	Representations and warranties repeated

Each representation and warranty in this Deed:

(a)
is repeated with reference to the facts and circumstances at the relevant time, on each day until the Secured Money has been finally paid and each Obligor has fully observed and performed its obligations under this Deed and each other Transaction Document; and

(b)	applies in its current form when repeated despite any contrary disclosure by the person giving it or by any other person, unless the Secured Party agrees to waive it.

6	Undertakings

6.1	Performance under the Transaction Documents

(a)	The Grantor must fully and punctually perform its obligations under any Transaction Document to which it is a party.

(b)	The Grantor must duly and punctually pay the Secured Moneys when due in accordance with the Transaction Documents.

6.2	Default

The Grantor must immediately upon becoming aware, notify the Secured Party in writing of:

(a)	any Event of Default; or

(b)	any event of default (howsoever defined) under any other Transaction Document.

6.3	Information

The Grantor must promptly provide the Secured Party with such information relating to the Collateral and the Grantor’s business, assets, liabilities, finances, operation and management which the Secured Party may from time to time require.

6.4	Rates and taxes

The Grantor must pay on time all amounts for which it is liable as owner of the Collateral, including rates, Taxes, registration and licence fees.

6.5	Insurance

Subject to the representation and warranty made in clause 5.1(b) to the extent that such representation and warranty is correct in all its particulars with reference to the current facts and circumstances, the Grantor must:

(a)
take out and keep in force insurance (with insurers or underwriters acceptable to the Secured Party) against loss or damage by fire, business interruption, loss of profits, professional indemnity and public liability and all other risks for which a person holding assets and carrying on a business or businesses in respect of property similar to that of the Grantor and the Collateral would prudently take out insurance or otherwise as required by the Transaction Documents;

(b)	note the interest of the Secured Party on each insurance policy required to be taken out and maintained pursuant to this clause 6.5(a) or any Transaction Document; and

(c)	if required by the Secured Party, use the proceeds of any insurance claim in respect of loss, theft of or damage to assets, to reinstate, or carry out work on, the affected assets.

6.6	Title Documents

(a)
Save to the extent required by any prior ranking Permitted Security, the Grantor must deposit with the Secured Party, or as the Secured Party directs, all the Title Documents in respect of any of the Collateral:

(i)	immediately upon execution of this Deed; and

(ii)	immediately upon the acquisition of any asset which forms part of the Collateral.

(b)	Subject to clause 6.6(c), the Secured Party may retain the Title Documents until the security interest granted under this Deed is discharged under clause 4.

(c)	If an Event of Default occurs and is subsisting, an Enforcing Party may:

(i)	to deal with the Title Documents as if it was the absolute and unencumbered owner of the Collateral to which the Title Documents relate; and

(ii)	in exercising a power of sale, to deliver any Title Document to a purchaser of the Collateral to which it relates.

6.7	Secured Property

The Grantor must, without limitation:

(a)	maintain the Collateral and its assets, which are necessary and material to the conduct of its business, in material good repair, working order and condition (except for fair wear and tear);

(b)	remedy every material defect in its title to any part of the Collateral;

(c)	not to do anything or permit anything to be done or fail to do anything which materially lowers or may materially lower the value of the Collateral;

(d)
not, without the Secured Party’s prior written consent, allow any Collateral that is not a Circulating Asset to become an accession to, affixed to, or mixed with, any property that is not Collateral (or otherwise subject to a first-ranking Security Interest in favour of the Secured Party;

(e)	not to conduct any major works relating to or fixed to or forming part of the Collateral, or enter into any contract to carry out any such works, without the Secured Party’s prior written consent;

(f)
take or defend all legal proceedings or other action necessary or desirable for the protection or recovery of any of the Collateral where a failure to do so would have or is likely to have a Material Adverse Effect;

(g)
fully and punctually comply with and observe all applicable laws, all requirements and orders of any Government Agency where non-compliance or non-observance would or might impose some Security Interest or material restriction, disability or material liability, on any of the Collateral or prejudicially affect in a material way any Power; and

(h)	keep the Collateral valid and subsisting and free from liability to forfeiture, cancellation, avoidance or material loss

6.8	After-acquired property

The Grantor must immediately notify the Secured Party (and provide any information that the Secured Party requires) on acquiring, or entry into an agreement to acquire:

(a)	any interest in real property;

(b)	any Marketable Securities or any other property in relation to which the security interest created by this Deed may be perfected by control;

(c)	any serial numbered Collateral with a value of $50,000 or greater; and

(d)	any property with a value greater than $50,000 which is situated outside Australia.

6.9	Control

The Grantor must not allow any person other than the Secured Party to have a Security Interest over any part of the Collateral which is perfected by control other than a Permitted Security.

6.10	Correct information

The Grantor must promptly notify the Secured Party where any data contained in a registration with respect to the security interest is or becomes incorrect or misleading.

6.11	Term of undertakings

Each of the Grantor’s undertakings in this clause 6 continues in full force and effect from the date of this Deed until the security interest in respect of all the Collateral is discharged in full.

7	Collection Account

7.1	Collection Account

(a)	While an Event of Default is subsisting the Grantor agrees:

(i)	if the Secured Party requests, to immediately open a Collection Account; and

(ii)
unless the Secured Party otherwise agrees, that the signatories to the Collection Account are to comprise signatories nominated by the Secured Party and signatories nominated by the Grantor (which may include the Grantor).

(b)
The signatories nominated by the Secured Party must be removed as signatories of the Collection Account upon full and final discharge of the security interest under this Deed and repayment of the Secured Money.

7.2	Operation of Collection Account

The Grantor agrees that unless the Secured Party agrees otherwise in writing, a Collection Account may only be operated by two signatories at all times, being:

(a)	where no Event of Default is subsisting, a signatory nominated by the Grantor together with a signatory nominated by the Secured Party; and

(b)	where an Event of Default has occurred and is subsisting, two signatories nominated by the Secured Party.

7.3	Collection Account - further assurances

The Grantor undertakes to do anything reasonably requested by the Secured Party at any time to better secure the Collection Account, including without limitation providing notice to any party of this security interest over the Collection Account.

7.4	Collection of book debts

Not used

7.5	Collection of book debts following an Event of Default

Not used

8	Further Assurances

Whenever the Secured Party reasonably requests the Grantor to do anything:

(a)	to ensure that each of this Deed, each Transaction Security and each Security Interest granted under them is fully effective, enforceable and perfected with the stated priority;

(b)	for more satisfactorily assuring or securing the Collateral to the Secured Party in a manner not inconsistent with this Deed or any Transaction Document; or

(c)	for aiding the exercise of any Power,

the Grantor must do it immediately at its own cost. That may include, for that purpose:

(d)	doing anything reasonably necessary to make, procure or obtain any Authorisation (including registration) in respect of anything, or to facilitate it;

(e)	creating, procuring or executing any document, including any notice, consent or agreement, or legal or statutory mortgage or transfer;

(f)	enabling the Secured Party to apply for any registration or give any notification, in connection with this security interest so that it has the priority required by the Secured Party; and

(g)	delivering documents or evidence of title and executed blank transfers, or otherwise giving possession or control with respect to any Collateral.

9	Personal Property Securities Law

9.1	If:

(a)
the PPSA or any related regulation, statute or instrument applies or is introduced (“PPS Law”), or will at a future date apply to any of the Transaction Documents or any of the transactions contemplated by them, or the Secured Party determines that a PPS Law applies, or will at a future date apply, to any of the Transaction Documents or any of the transactions contemplated by them; and

(b)	in the opinion of the Secured Party, the PPS Law:

(i)	adversely affects or would or may adversely affect the Secured Party’s security position or the rights or obligations of the Secured Party under or in connection with the Transaction Documents; or

(ii)	enables or would enable the Secured Party’s security position to be improved without adversely affecting the Obligors in a material respect,

the Secured Party may from time to time give notice to the Grantor requiring the Grantor to do anything, including:

(c)
promptly providing all necessary information (including serial numbers) and taking all necessary action (including obtaining any consent or agreement or giving any notice) to enable the Secured Party to register fully valid and effective Financing Statements or Financing Change Statements with respect to any Security held or intended to be held by the Secured Party under the Transaction Documents at any time; or

(d)	amending any Transaction Document or executing any new Transaction Document,

that in the Secured Party’s opinion is necessary to ensure that, to the maximum possible extent, the Secured Party’s security position, and rights and obligations, are not adversely affected as contemplated by clause 9.1(b)(i) (or that any such adverse effect is overcome), or that the Secured Party’s security position is improved as contemplated in clause 9.1(b)(ii). The Obligors must comply with the requirements of that notice within the time stipulated in the notice.

10	Enforcement

10.1	Powers on enforcement

Upon or at any time after the occurrence of an Event of Default which is subsisting, the Secured Party or any Authorised Officer of the Secured Party may exercise any of the Powers set out in clause 10.6, without any need to take possession and without being liable as mortgagee in possession.

10.2	Receivership

Upon or at any time after the occurrence of an Event of Default which is subsisting, the Secured Party may:

(a)	appoint any person or any two or more persons jointly, or severally, or jointly and severally to be a Receiver of all or any part of the Collateral;

(b)	remove any Receiver and on the removal, retirement or death of any Receiver, appoint another Receiver; and

(c)	fix the remuneration and direct payment of that remuneration and any costs, charges and expenses of the Receiver out of the proceeds of any realisation of the Collateral.

10.3	Terms of Receivership

(a)
An appointment of a Receiver may be made on any terms the Secured Party thinks fit and whether or not the Secured Party or any Authorised Officer of the Secured Party at any time has exercised any Power described in clause 10.6.

(b)
Without limiting any other method of appointment permitted by law, an appointment may be made by an instrument signed by an Authorised Officer of the Secured Party or by, or on behalf of, the Secured Party.

10.4	Agency of Receiver

(a)	Subject to clause 10.5, the Receiver is the agent of the Grantor.

(b)	The Grantor is responsible for the acts, defaults and remuneration of the Receiver in respect of the Collateral.

10.5	Status of Receiver after commencement of winding-up

(a)
The power to appoint a Receiver under clause 10.2 may be exercised even if at the time an Event of Default occurs which is subsisting or if at the time a Receiver is appointed, an order has been made or a resolution has been passed for the winding-up of the Grantor.

(b)	If for any reason, including, but not limited to operation of law, a Receiver:

(i)	appointed in the circumstances described in clause 10.5(a); or

(ii)	appointed at any other time,

ceases to be the agent of the Grantor upon or by virtue of, or as a result of, an order or a resolution being passed for the winding-up of the Grantor, then the Receiver immediately becomes the agent of the Secured Party.

10.6	Powers on Enforcement

Where an Event of Default has occurred and is subsisting, the Secured Party or (except to the extent specifically excluded by the terms of appointment) a Controller has, in addition to any powers conferred on it by applicable law, power to do any of the following whether or not in possession of the Collateral or any part of it, in each case on any terms the Secured Party or Controller thinks fit:

(a)	(manage, possession or control) to seize, manage, enter into possession or assume control of any of the Collateral;

(b)	(comply with obligations) to comply or procure compliance with any obligations of the Grantor under the Transaction Documents.

(c)	(lease or licence) to accept the surrender of, determine, grant or renew any lease or licence in respect of the use or occupation of any of the Collateral:

(i)	on any terms and special conditions that the Secured Party or Controller think fit; and

(ii)	in conjunction with the sale, lease or licence of any other property by any person;

(d)	(sale) to sell or concur in selling any of the Collateral to any person:

(i)	by auction, private treaty or tender;

(ii)	on such terms and special conditions as the Secured Party or the Controller think fit;

(iii)	for cash or for a deferred payment of the purchase price, in whole or in part, with or without interest or security;

(iv)	in conjunction with the sale of any property by any other person; and

(v)	in one lot or in separate parcels;

(e)	(grant options to purchase) to grant to any person an option to purchase any of the Collateral;

(f)	(acquire property) to acquire any interest in any property, in the name or on behalf of the Grantor, which on acquisition forms part of the Collateral;

(g)	(carry on business) to carry on or concur in carrying on any business of the Grantor in respect of the Collateral;

(h)	(borrowings and security):

(i)	to raise or borrow any money, in its name or the Grantor’s name or on behalf of the Grantor, from the Secured Party or any person approved by the Secured Party in writing; and

(ii)	to secure money raised or borrowed under clause 10.6(h)(i) by a Security Interest over any of the Collateral, ranking in priority to, equal with, or after, this Deed or any other Transaction Security;

(i)
(maintain or improve Collateral) to do anything to maintain, protect or improve any of the Collateral including, but not limited to, completing, repairing, erecting a new improvement on, demolishing or altering any of the Collateral;

(j)
(income and bank accounts) to do anything to manage or obtain income or revenue from any of the Collateral including, but not limited to, operating any bank account which forms part of the Collateral or opening and operating a new bank account;

(k)	(access to Collateral) to have access to any of the Collateral, the premises at which the business of the Grantor is conducted and any of the administrative services of the business of the Grantor;

(l)	(insure Collateral) to insure any of the Collateral;

(m)	(sever fixtures) to sever fixtures or crops in respect of any of the Collateral;

(n)	(compromise) to make or accept any compromise or arrangement;

(o)	(surrender Collateral) to surrender or transfer any of the Collateral to any person;

(p)	(exchange Collateral) to exchange with any person any of the Collateral for any other property whether of equal value or not;

(q)	(employ or discharge) to employ or discharge any person as an employee, contractor, agent, professional advisor or auctioneer on any terms that it thinks fit;

(r)	(delegate) to delegate to any person any Power;

(s)
(perform or enforce documents) to observe, perform, enforce, exercise or refrain from exercising any right, power, authority, discretion or remedy of the Grantor under, or otherwise obtain the benefit of:

(i)	any document, agreement or right which attaches to or forms part of the Collateral; and

(ii)	any document or agreement entered into in exercise of any Power;

(t)	(receipts) to give effectual receipts for all moneys and other assets which may come into the hands of the Controller;

(u)
(take proceedings) to commence, discontinue, prosecute, defend, settle or compromise in its name or the name or on behalf of the Grantor, any proceedings including, but not limited to, proceedings in relation to any insurance in respect of any of the Collateral;

(v)
(insolvency proceedings) to make any debtor bankrupt, wind-up any company, corporation or other entity and do all things in relation to any bankruptcy or winding-up which the Controller thinks necessary or desirable including, but not limited to, attending and voting at creditors’ meetings and appointing proxies for those meetings;

(w)
(execute documents) to enter into and execute any document or agreement in the name of the Controller or the name or on behalf of the Grantor including, but not limited to, bills of exchange, cheques or promissory notes for any of the purposes of this Deed;

(x)	(make calls) to make calls on any members of the Grantor in respect of Unpaid Capital;

(y)	(vote) to exercise any voting rights or powers in respect of any part of the Collateral;

(z)	(collect called capital) to collect or enforce payment of any called but Unpaid Capital whether or not the calls were made by it;

(aa)	(ability of Grantor) to do anything the Grantor could do in respect of the Collateral;

(bb)	(lend) to lend money or provide financial accommodation;

(cc)	(vary and terminate agreements) to vary, rescind or terminate any document or agreement;

(dd)	(promote companies) to promote the formation of companies with a view to purchasing any of the Collateral or assuming the obligations of the Grantor or otherwise;

(ee)	(other outgoings) to pay any outgoings or indebtedness of the Grantor or any other person;

(ff)	(Security Interest) to redeem any Security Interest or acquire it and any debt secured by it;

(gg)	(insurance claims) to make, enforce, compromise and settle all claims in respect of insurance;

(hh)	(Authorisation) to apply for, renew, obtain or surrender any Authorisation or vary any Authorisation; and

(ii)	(incidental power) to do anything necessary or incidental to the exercise of any Power.

10.7	Termination

The Secured Party may give up possession of any Collateral and terminate any receivership or agency at any time.

11	Power of Attorney

(a)
For valuable consideration and by way of security, the Grantor irrevocably appoints each Authorised Officer of the Secured Party severally its attorney whilst an Event of Default subsists to do anything which:

(i)	the Grantor is obliged, but has failed, to do under or in relation to this Deed; or

(ii)
the Secured Party or Receiver is authorised or empowered to do under this Deed or any law, but only at the times that the Secured Party or Receiver (if a Receiver had been appointed) would have been able to do it.

(b)	Without limitation, the Attorney may at any time whilst an Event of Default subsists:

(i)	delegate the Attorney’s powers (including delegation); and

(ii)
do any thing which in the opinion of the Secured Party or the Attorney is necessary or expedient to secure, preserve, perfect or give effect to the security contained in this Deed (including anything under clause 8). For example, it may execute a legal mortgage, transfer, assignment or other assurance in favour of the Secured Party of any of the Collateral or give control (as defined in the PPSA).

(c)	No Attorney appointed under this Deed may act, nor has power to act, inconsistently with this Deed or any other Transaction Document.

(d)
A determination by the Secured Party that the Grantor has failed to do anything under or in relation to this Deed will be conclusive in the absence of manifest error, and, the time period in which the Grantor must perform, undertake, complete or satisfy anything under or in relation this Deed is 5 Business Days (or such longer period as provided for in the Transaction Documents).

12	Inspection

The Secured Party or any person it authorises may inspect and copy the records of the Grantor related to any Collateral and inspect the premises of the Grantor and inspect the Collateral at any time whilst an Event of Default subsists. The Grantor must do everything in its power to assist that inspection and copying and ensure that its employees and officers do the same.

13	Statutory Powers

13.1	Powers in augmentation

The powers conferred on a Secured Party or a Controller by law:

(a)	except as specified in clause 21.2, are in addition to the Powers conferred by this Deed or any Transaction Document;

(b)	to the extent permitted by law, may be exercised immediately upon an Event of Default that is subsisting; and

(c)	are excluded or varied only so far as they are inconsistent with the express terms of this Deed or any Transaction Document.

13.2	Notice not required

To the extent permitted by law (but without prejudice to any express lawful requirement in a Transaction Document):

(a)	the Grantor dispenses with or waives any notice or lapse of time required by law before enforcing this Deed or any Transaction Security or the exercise of any Power; but

(b)
if by law prior notice cannot be dispensed with or waived but the period of such notice can be agreed on, then period of that notice is the longer of one day or the minimum period that the law allows to be agreed, and the Powers expressed in this Deed will be construed accordingly.

14	Application and receipts of money

14.1	Order of application

(a)
At any time after this Deed is enforceable, all money received by an Enforcing Party or any other person acting on their behalf under this Deed may be appropriated and applied in any order that the Enforcing Party or that other person determines in its absolute discretion, to the extent not prohibited by law.

(b)	Failing a determination under clause 14.1(a), the money must be applied in the following manner and order:

(i)	(first) in payment of all amounts which, to the extent required by law, have priority over the payments specified in the balance of this clause 14.1(b);

(ii)	(second) in payment of all costs, charges and expenses of the Enforcing Party incurred in or incidental to the exercise or performance or attempted exercise or performance of any Power;

(iii)	(third) in payment of any other outgoings the Enforcing Party thinks fit to pay;

(iv)	(fourth) in payment to the Receiver of his remuneration;

(v)	(fifth) in payment and discharge, in order of their priority, of any Security Interests of which the Enforcing Party is aware and which have priority to this Deed;

(vi)	(sixth) in payment to the Secured Party towards satisfaction of the Secured Money and applied against interest, principal, indemnity or any other amount the Enforcing Party thinks fit;

(vii)
(seventh) in payment only to the extent required by law, in order of their priority, of other Security Interests in respect of the Collateral of the Grantor of which the Enforcing Party is aware and which are due and payable in accordance with their terms; and

(viii)
(eighth) in payment of the surplus, if any, without interest to the Grantor. The Enforcing Party may pay the surplus to the credit of an account in the name of the Grantor in the books of any bank and having done so is under no further liability in respect of that surplus.

14.2	Amounts contingently due

(a)
If, at the time of a distribution of any money under clause 14.1, any part of the Secured Money is contingently owing, the Enforcing Party may retain an amount equal to the amount contingently owing or any part of it.

(b)
If an Enforcing Party retains any amount under clause 14.2(a), it must place that amount on short-term interest bearing deposit until the amount contingently owing becomes actually due and payable or otherwise ceases to be contingently owing at which time the Enforcing Party must:

(i)	pay to the Secured Party the amount which has become actually due to it; and

(ii)	apply the balance of the amount retained, together with any interest on the amount contingently owing, in accordance with clause 14.1.

15	Other Security Interests over Collateral

(a)
The Secured Party, Controller or Attorney may rely on the certificate of a holder of another Security Interest affecting or purporting to affect the Collateral as to the amount and property secured by that Security Interest.

(b)
While an Event of Default is subsisting, the Secured Party or any Controller may pay or agree to pay at any time the amount certified by the holder of a Security Interest or purported Security Interest to be necessary to discharge it or some of the indebtedness secured by it or to acquire it. From the date of payment that amount will be part of the Secured Money and the Grantor will indemnify the Secured Party and the Controller against that amount. This applies whether or not that Security Interest or purported Security Interest was valid or prior, equal or subsequent ranking or the property or moneys stated in the certificate was secured by it.

16	Protection

16.1	Protection of Enforcing Party

(a)	An Enforcing Party is not liable for any Loss including, but not limited to, consequential Loss arising directly or indirectly from:

(i)	any conduct, breach of duty, omission or delay in the exercise or non-exercise of any Power; or

(ii)	the neglect, default or dishonesty of any manager, Authorised Officer, employee, agent, accountant, auctioneer or solicitor of the Secured Party or any Enforcing Party.

(b)
Clause 16.1(a) does not apply in respect of an Enforcing Party to any Loss which arises from the wilful default, fraud, gross negligence of that Enforcing Party or its manager, Authorised Officers, employees, agents, accountants, auctioneers or solicitors.

16.2	Protection of third parties

(a)	No party to any Dealing (as defined in clause 16.2(c)) and no person asked to register a Dealing:

(i)	is bound to enquire:

(A)	whether an Event of Default has occurred or whether this Deed has become enforceable;

(B)	whether a person who is, or, purports or is purported to be, a Controller or Attorney is duly appointed;

(C)	as to the amount of Secured Money and whether Secured Money is due and payable; or

(D)	in any other way as to the propriety or regularity of the Dealing; or

(ii)	is affected by notice that the Dealing is unnecessary or improper.

For the protection of any party to a Dealing or a person registering a Dealing, the Dealing will be taken to be authorised by this Deed and will be valid accordingly, even if there is any irregularity or impropriety in the Dealing.

(b)
The receipt of any Authorised Officer of the Secured Party, or any Controller or Attorney appointed under this Deed, (or person who purports, or is purported, to be such a Controller or Attorney) for any money or assets payable to or receivable or received by it exonerates the person paying that money or handing over that asset from being concerned as to their application, or from being liable or accountable for their loss or misapplication.

(c)	In this clause 16.2 a “Dealing” means:

(i)	any payment, or any delivery or handing over of an asset, to; or

(ii)	any acquisition, incurring of debt, receipt, sale, Lease, disposal or other dealing, by,

the Secured Party, Controller or Attorney, or any person who purports or is purported to be a Controller or Attorney.

17	Indemnities

17.1	General indemnity

The Grantor indemnifies each Enforcing Party against any Loss which it pays, suffers, incurs or is liable for, in respect of any of the following:

(a)	the occurrence of any Event of Default;

(b)	an Enforcing Party exercising its Powers consequent upon or arising out of the occurrence of any Event of Default; or

(c)	any divestiture of the Collateral,

except to the extent caused by the Enforcing Party’s gross negligence, wilful misconduct or fraud or by an illegal act of the Enforcing Party.

17.2	Stamp duty indemnity

(a)
Without limiting the generality of clause 17.1, the Grantor indemnifies each Enforcing Party and each of its officers, employees and contractors (each an “Indemnified Party”) against any loss or liability which the Enforcing Party pays, suffers, incurs or is liable for in connection with:

(i)	the stamping of, or any stamp duty payable on, any of the following:

(A)	this Deed or any other Transaction Document;

(B)
any agreement or document entered into or signed under, or the performance or exercise of any right or obligation under, this Deed or any other document referred to in sub-paragraphs (A) or (B) above; and

(C)	any transaction contemplated under this Deed, any other Transaction Document or under any agreement or document described in clauses 17.2(a)(i)(B) or 18.2(a)(i)(C);

(ii)
any enquiry by a Public Authority (including any stamp duty or state revenue office) in connection with the assessment for stamp duty of the documents referred to in clause 17.2(a) involving the Indemnified Party;

(iii)
any litigation or administrative proceedings (including any objection made to a stamp duty or state revenue office) taken against or involving the Indemnified Party in connection with the assessment for stamp duty of the documents or transactions referred to in clause 17.2(a); or

(iv)
any future, or any change in any present or future, stamp duty law or regulation or stamp duty or state revenue office practice (with which, if not having the force of law, compliance is in accordance with the practice of responsible bankers and financial institutions in the jurisdiction concerned), including any administration costs of an Indemnified Party in connection with the matters referred to above, any legal costs and expenses and any professional consultant’s fees for any of the above on a full indemnity basis.

(b)	The Secured Party must give notice to the Grantor as soon as it becomes aware of any of the following events:

(i)	any enquiry by a Public Authority referred to in clause 17.2(a)(ii) involving it; or

(ii)	any litigation or administrative proceedings taken against or involving it as contemplated by clause 17.2(a)(iii).

(c)	The Secured Party agrees, at the cost of the Grantor, to assist the Grantor in responding to, and the Grantor’s participation in, any enquiry by a Public Authority referred to in clause 17.2(a)(ii).

17.3	Continuing indemnities and evidence of loss

(a)	Each indemnity of the Grantor contained in this Deed is a continuing obligation of the Grantor, despite:

(i)	any settlement of account; or

(ii)	the occurrence of any other thing,

and remains in full force and effect until:

(iii)	the Secured Money is paid in full to the satisfaction of the Secured Party; and

(iv)	each Transaction Security in respect of all the Collateral has been finally discharged.

(b)
Each indemnity of the Grantor contained in a Transaction Document is an additional, separate and independent obligation of the Grantor and no one indemnity limits the generality of any other indemnity.

(c)	Each indemnity of the Grantor contained in this Deed survives the termination of this Deed.

(d)	A certificate signed by an officer of the Secured Party detailing the amount of any loss covered by any indemnity in this Deed is conclusive evidence unless the contrary is proved.

18	Taxes, costs and expenses

18.1	Taxes

The Grantor:

(a)
must pay or reimburse the Secured Party on demand for any Tax, other than an Excluded Tax in respect of the Secured Party, in respect of the execution, delivery, performance, release, discharge, amendment, enforcement or attempted enforcement or otherwise in respect of any of the following:

(i)	this Deed or any other Transaction Document;

(ii)	any agreement or document entered into or signed under this Deed; and

(iii)	any transaction contemplated under this Deed or any agreement or document described in clause 18.1(a)(ii);

(b)
must pay any fine, penalty or other cost in respect of a failure to pay any Tax described in clause 18.1(a) except to the extent that the fine, penalty or other cost is caused by the Secured Party’s failure to lodge money or documents received from that party within 10 Business Days before the due date for lodgement; and

(c)	indemnifies the Secured Party against any amount payable under clause 18.1(a) or 18.1(b) or both.

18.2	Costs and expenses

Unless otherwise agreed in writing, the Grantor must pay all reasonable costs and expenses of the Secured Party in relation to:

(a)	the negotiation, preparation, execution, delivery, stamping, registration, completion, variation and discharge of this Deed or any agreement or document described in clause 18.1(a);

(b)	the enforcement, protection or waiver, or attempted or contemplated enforcement or protection, of any rights under this Deed or any agreement or document described in clause 18.1(a);

(c)	any consent, approval, inspection, calculation, waiver, release or discharge given under this Deed or any agreement or document described in clause 18.1(a); and

(d)	any enquiry by any Government Agency involving the Grantor,

including any administration costs of the Secured Party in connection with the matters referred to in clauses 18.2(b) and 18.2(d) and any legal costs and expenses and any professional consultant’s fees for any of the above on a full indemnity basis (on that double entity).

19	Saving provisions

19.1	Amounts payable on demand

If any amount payable by the Grantor under this Deed is not expressed to be payable on a specified date under any of the Transaction Documents that amount is payable by the Grantor on demand by the Secured Party.

19.2	Continuing security

This Deed is a continuing security notwithstanding any settlement of account or any other thing until the Secured Party has given a discharge of this Deed in respect of all the Collateral.

19.3	No merger of security

(a)	Nothing in this Deed merges, extinguishes, postpones, lessens or otherwise prejudicially affects:

(i)	any Security Interest in favour of the Secured Party at any time;

(ii)	any indemnity in favour of the Secured Party contained in any Transaction Document; or

(iii)	any right, power, authority, discretion or remedy which the Secured Party may have against the Grantor or any other person at any time.

(b)
No other Security Interest including, but not limited to, any Transaction Security held by the Secured Party in any way prejudicially affects any right, power, authority, discretion or remedy of the Secured Party under this Deed.

20	Severability and Collateral

20.1	Severability of provisions

Any provision of this Deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed nor affect the validity or enforceability of that provision in any other jurisdiction.

20.2	Restricted Collateral

(a)	If the security interest granted under this Deed with respect to any Collateral would:

(i)	otherwise be ineffective with respect to the Collateral; or

(ii)	breach any law or (if that Collateral is a right under a document or agreement) that document or agreement,

then if it would render the security interest with respect to that Collateral effective and not in breach, the security interest will operate as a fixed charge with respect to the Collateral, failing which, it will operate, to the extent the relevant Collateral is Non-PPSA Collateral, as a floating charge with respect to that Collateral, failing which it will not apply to that Collateral.

(b)
The Grantor must use its best efforts promptly to obtain any consents and do anything else needed to ensure the security interest can apply to that Non-PPSA Collateral and not operate as a floating charge.

21	Supervening Legislation

21.1	General

To the full extent permitted by law, all legislation which at any time directly or indirectly:

(a)	lessens, varies or affects in favour of the Grantor any obligation under this Deed; or

(b)	delays, prevents or prejudicially affects the exercise by the Secured Party, Controller or Attorney of any Power,

is excluded from this Deed.

21.2	Personal Property Securities Act

Without limiting clause 21.1, in respect of the PPSA:

(a)	to the extent permitted by law, the parties contract out of each of the following provisions:

(i)	section 95 (notice of removal of accession);

(ii)	section 121(4) (enforcement of liquid assets—notice to grantor);

(iii)	section 125 (obligation to dispose of or retain collateral);

(iv)	section 130 (notice of disposal), to the extent that it requires the secured party to give a notice to the grantor;

(v)	paragraph 132(3)(d) (contents of statement of account after disposal);

(vi)	subsection 132(4) (statement of account if no disposal);

(vii)	section 142 (redemption of collateral);

(viii)	section 143 (reinstatement of security agreement,

and any other section notified by the Secured Party to the Grantor in writing;

(b)	to the extent permitted by law, the Grantor waives each right to receive a notice which section 144 or 157(3) permits it to waive and any other notice required under any provision of the PPSA;

(c)	the Grantor and the Secured Party agree that neither party will, or is entitled to, disclose information of the kind specified in s 275(1);

(d)	the Grantor must not register a Security Interest against the Secured Party without its prior written consent; and

(e)	the Grantor agrees not to make any Amendment Demand.

22	Notices

22.1	Method

All notices, requests, demands, consents, approvals, offers, agreements or other communications (“notices”) given by a party under or in connection with this Deed must be:

(a)	in writing;

(b)	signed by a person duly authorised by the sender;

(c)	directed to the intended recipient’s address (as specified in clause 22.3 or as varied by any notice); and

(d)	hand delivered, sent by prepaid post or transmitted by facsimile to that address.

All notices given by Secured Party must be notarised as required by US Law and/or practice.

22.2	Receipt

A notice given in accordance with this clause is taken as having been given and received:

(a)	if hand delivered, on delivery;

(b)	if sent by prepaid post:

(i)	within Australia, on the second Business Day after the date of posting;

(ii)	to or from a place outside Australia, on the seventh Business Day after the date of posting; or

(c)	if transmitted by facsimile, at the time recorded on the transmission report indicating successful transmission of the entire notice,

but if the delivery or transmission is not on a Business Day or is after 5.00pm (recipient’s time) on a Business Day, the notice is taken to be received at 9.00am (recipient’s time) on the next Business Day.

22.3	Address of parties

Unless varied by notice in accordance with this clause 22, the parties’ addresses and other details are:

Grantor:
Details as set out in Schedule 1.

Secured Party:
Attention:	Sholom Feldman or Company Secretary
Address:	67 Penkivil St Bondi NSW 2026
Facsimile:	61 2 9291 9099

22.4	Requirement for written notice

For the avoidance of doubt, the requirement in clause 22.1(a) applies to all notices unless expressly excluded and no implication to the contrary is to be drawn from the use of the expressions “written” or “in writing” in relation to some but not all notices.

23	General

23.1	Governing law and jurisdiction

(a)	This Deed is governed by the laws of New South Wales.

(b)
Without limiting clause 23.1(a), for the purposes of section 237 of the PPSA, the law of the jurisdiction specified in clause 23.1(a) governs the security interest granted under this Deed to the extent it is permitted to apply to the Collateral under that section.

(c)	The Grantor irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

(d)	The Grantor irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(e)
The Grantor irrevocably waives any immunity in respect of its obligations under this Deed that it may acquire from the jurisdiction of any court or any legal process for any reason including, but not limited to, the service of notice, attachment before judgment, attachment in aid of execution or execution.

23.2	Reinstatement of Rights

If, under any law relating to Insolvency, a person claims that a transaction (including a payment) in connection with this Deed or the Secured Money is void or voidable and the claim is upheld, conceded or compromised, then:

(a)	the Secured Party is immediately entitled as against the Grantor to the rights in respect of the Secured Money to which it was entitled immediately before the transaction; and

(b)
on request from the Secured Party, the Grantor agrees to do anything (including signing any document) to restore to the Secured Party any Security held by it from the Grantor on account of the Secured Money immediately before the transaction.

23.3	Attorneys

Each person who executes this Deed on behalf of a party under a power of attorney warrants that he or she has no notice of the revocation of that power or of any fact or circumstance that might affect his or her authority to execute this Deed under that power.

23.4	Amendment

This Deed may not be amended or varied unless the amendment or variation is in writing signed by all parties.

23.5	Assignment

(a)	The Secured Party may assign or novate any or all of its rights and obligations under this Deed in accordance with the Transaction Documents.

(b)	The Grantor may not assign or novate any of its rights under this Deed without the prior written consent of the Secured Party.

23.6	Waivers

(a)
Waiver of any right arising from a breach of this Deed or of any Power arising upon default under this Deed or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, by the Secured Party or any other Enforcing Party of:

(i)	a right arising from a breach of this Deed or the occurrence of an Event of Default; or

(ii)	a Power created or arising upon default under this Deed or upon the occurrence of an Event of Default,

does not result in a waiver of that right or Power.

(c)
The Grantor is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this Deed or on a default under this Deed or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

(d)	The Grantor may not rely on any conduct of an Enforcing Party as a defence to exercise of a right or Power by that Enforcing Party.

(e)	This clause may not itself be waived except by writing.

23.7	Further assurances

Each party must do or cause to be done all things necessary or reasonably desirable to give full effect to this Deed and the transactions contemplated by it (including, but not limited to, the execution of documents).

23.8	Counterparts

This Deed may be executed in any number of counterparts and all counterparts taken together will constitute one document.

23.9	Electronic delivery of document

If a party delivers an executed counterpart of this Deed or any other document executed in connection with it (“Relevant Document”) by facsimile or other electronic means:

(a)	the delivery will be deemed to be an effective delivery of an originally executed counterpart; and

(b)	the party will still be obliged to deliver an originally executed counterpart, but the failure to do so will not affect the validity or effectiveness of the Relevant Document.

SCHEDULE 1: PARTY DETAILS

1	Grantor

Name                                Legend International Holdings Inc
ACN
ABN
Address
Fax
Attention
and
Name                                Paradise Phosphate Ltd
ACN
ABN
Address
Fax
Attention

SCHEDULE 2:  SPECIFICALLY IDENTIFIED PROPERTY

1	Goods: Motor Vehicles

Make, Model and year of manufacture	Vehicle identification number (if any)	Chassis number (if any)	Engine number	Manufacturer’s number

2	Goods: Aircraft engine/ airframe/ helicopter

Description of Aircraft engine, airframe or helicopter	Manufacturer’s name	Manufacturer’s number	Manufacturer’s generic model designator/ identification

Description of small aircraft	Nationality and registration marks assigned under Chicago Convention

3	Goods: watercraft

Description of watercraft	If an Outboard motor: manufacturer’s number	If not an Outboard motor, then: ● official number; or ● if none, hull identification number

4	Intellectual Property Rights

Intellectual Property	Serial number or description

Designs
Patents
Trademarks
Plant Breeder’s Rights

SCHEDULE 3 - CONTROLLABLE PROPERTY

Entire Share Capital of Paradise Phosphate Ltd

Exploration and Mining Tenement Holdings in Queensland

SCHEDULE 4: PROPERTY LOCATED OVERSEAS

EXECUTED as a DEED

Secured Party

SIGNED SEALED AND DELIVERED by QUEENSLAND PHOSPHATE PTY LIMITED	) )

Signature of director		Signature of director / company secretary (delete as applicable)

Name of director (print)		Name of director / company secretary (print)

Grantor

SIGNED SEALED AND DELIVERED by LEGEND INTERNATIONAL HOLDINGS INC	) )

Signature of director		Signature of director / corporation secretary (delete as applicable)

Name of director (print)		Name of director / corporation secretary (print)

SIGNED SEALED AND DELIVERED by PARADISE PHOSPHATE LTD	) )

Signature of director		Signature of director / company secretary (delete as applicable)

Name of director (print)		Name of director / company secretary (print)